UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2026
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2026, Vera Bradley, Inc. (the “Company”) and Equiniti Trust Company, LLC, as rights agent (the “Rights Agent”), executed Amendment No. 2 (the “Amendment”) to the Rights Agreement, dated as of October 11, 2024, by and between the Company and the Rights Agent, as amended by that certain Amendment No. 1 to the Rights Agreement, dated as of October 10, 2025 (as amended, the “Rights Agreement”).

The Amendment accelerates the expiration date of the Rights Agreement by amending the definition of “Final Expiration Date” as set forth in the Rights Agreement to provide that the “Final Expiration Date” shall mean April 17, 2026. At the time of the termination of the Rights Agreement, all of the Rights that were previously distributed to holders of the Company’s issued and outstanding common stock pursuant to the Rights Agreement will expire. In deciding to accelerate the expiration date to April 17, 2026, the Company's Board of Directors determined that an active Rights Agreement is no longer needed to protect stockholder value.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2024 and is incorporated herein by reference as Exhibit 4.1 hereto, and Amendment No. 1 to the Rights Agreement, which was attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 14, 2025 and is incorporated herein by reference as Exhibit 4.2 hereto, and the Amendment, which is attached as Exhibit 4.3 hereto and incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

In connection with the termination of the Rights Agreement, the Company has filed Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company (the “Articles of Amendment”). The Articles of Amendment were filed with the Secretary of State of Indiana on April 17, 2026.

The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference. The description of the Articles of Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 7.01 Regulation FD Disclosure.

On April 17, 2026, the Company issued a press release announcing the adoption of the Amendment and the termination of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Vera Bradley, Inc., dated April 17, 2026.
4.1
Rights Agreement, dated as of October 11, 2024, by and between Vera Bradley, Inc. and Equiniti Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 of Vera Bradley, Inc.’s Current Report on Form 8-K filed October 11, 2024).

4.2	Amendment No. 1 to the Rights Agreement, dated as of October 10, 2025, by and between Vera Bradley, Inc. and Equiniti Trust Company, LLC, as Rights Agent.
4.3	Amendment No. 2 to the Rights Agreement, dated as of April 17, 2026, by and between Vera Bradley, Inc. and Equiniti Trust Company, LLC, as Rights Agent.
99.1	Press Release of Vera Bradley, Inc., dated April 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: April 17, 2026	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer